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                                                                   EXHIBIT 10.40

                                INTRALINKS INC.

                  INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN


     1. Purpose.
        -------

     This Plan is intended to allow Employees of Designated Subsidiaries of the Company to purchase Common Stock through accumulated Payroll deductions.

     2. Defined Terms.
        -------------

     The meanings of defined terms (generally, capitalized terms) in this Plan are provided in Section 23 ("Glossary").

     3. Eligibility.
        -----------

     (a) Participation. Any person who is an Employee on an Offering Date shall
         -------------
be eligible to participate in this Plan during the corresponding Offering
Period.

     (b) No Participation by Five-Percent Stockholders. Notwithstanding Section
         ---------------------------------------------
3(a), an Employee shall not participate in this Plan during an Offering Period if immediately after the grant of a Purchase Right on the Offering Date, the Employee (or any other person whose stock would be attributed to the Employee under Section 424(d) of the Code) would own stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary. For this purpose, an Employee is treated as owning stock that he or she could purchase by exercise of Purchase Rights or other options.

     4. Offering Periods.
        ----------------

     Except as otherwise determined by the Administrator:

     (a) the first Offering Period under this Plan shall begin on the first business day before the effective date of a firmly underwritten initial public offering of Common Stock and shall end on the last trading day of September of the second succeeding calendar year;

     (b) a new Offering Period shall begin on the first business day of each January, April, July, and October while this Plan is in effect;

     (c) the duration of each Offering Period (other than the first Offering Period) shall be 27 months (measured from the first business day of the first month to the last business day of the 2tth month); and

     (d) an Offering Period shall terminate on the first date that no Participant is enrolled in it.
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     5.   Participation.  Except as otherwise determined by the Administrator,
          -------------
an Employee of a Participating Subsidiary may participate in this Plan in accordance with the following provisions.

     (a) The Board may at any time designate one or more Subsidiaries as participating in the Plan. The names of all Participating Subsidiaries shall be shown on Exhibit A to this Plan, which shall be amended from time to time to reflect additions and deletions of Participating Subsidiaries; failure to show a Participating Subsidiary on Exhibit A shall not, however, prevent otherwise eligible Employees of that Subsidiary form participating in this Plan.

     (b) An Employee may become a Participant in this Plan by completing a subscription agreement, in such form as the Administrator may approve from time to time, and delivering it to the Administrator by 1 p.m. local time on the applicable Offering Date, unless another time for filing the subscription agreement is set by the Administrator for all Employees of the relevant Participating Subsidiary with respect to a given Offering Period. The subscription agreement shall authorize Payroll deductions pursuant to this Plan and shall have such other terms as the Administrator may specify from time to time.

     (c) Notwithstanding subsection (b), an individual who becomes an Employee of a Participating Subsidiary within 30 days following termination of his or her employment by IntraLinks and who was a participant in the IntraLinks Plan at the time of such termination may participate in the Offering Period corresponding to the offering period of the IntraLinks Plan in which he or she was participating at the time of the termination (if that Offering Period has not ended before the individual initiates participation in it) and shall be deemed to have begun participation in this Plan on the Offering Date of that Offering Period. To initiate participation in an Offering Period under this subsection (b), and individual must deliver a completed subscription form to the Administrator no later than five business days after he or she becomes an Employee of the Participating Subsidiary and by no later than 1 p.m. local time of the day he or she wishes his or her participation in this Plan to begin (forms received after 1 p.m. shall be effective the next business day). The individual may deposit into this Plan any amount refunded to him or her when he or she withdrew from the IntraLinks Plan, which shall be treated as a Payroll deduction for purposes of this Plan. On the date the Employee becomes a Participant in this Plan, the Participating Subsidiary shall be treated as assuming the purchase right granted to the Employee under the IntraLinks Plan.

     (d) At the end of an Offering Period, each Participant in the Offering Period who remains an Employee of a Participating Subsidiary shall be automatically enrolled in the next succeeding Offering Period (a "Re-enrollment") unless, in a manner and at a time specified by the Administrator, but in no event later than 1 p.m. local time on the Offering Date of such succeeding Offering Period, the Participant notifies the Administrator in writing that the Participant does not wish to be re-enrolled. Re-enrollment shall be at the withholding percentage specified in the Participant's most recent subscription agreement. No Participant shall be automatically re-enrolled whose participation has terminated by operation of Section 10.

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     (c)  If the fair market value of the Common Stock on any Offering Date is less it was on the first day of a then-concurrent Offering Period, each Participant in the concurrent Offering Period shall automatically be withdrawn from such concurrent Offering Period and shall become a Participant in the commencing Offering Period. Participation shall be at the withholding percentage specified in the Participant's most recent (as of 1 p.m. local time on the relevant Offering Date) subscription agreement. No Participant shall be automatically re-enrolled whose participation in this Plan has terminated by operation of Section 10.

     6.   Payroll Deduction.
          -----------------

     (a) Payroll deductions under this Plan shall be in whole percentages, from a minimum of 1% up to a maximum (not to exceed 15%) established by the Administrator from time to time, as specified by the Participant in his or her subscription agreement in effect on the first day of an Offering Period.
Payroll deductions for a Participant shall begin with the first payroll payment date of the Offering Period and shall end with the last payroll payment date of the Offering Period, unless sooner terminated by the Participant as provided in
Section 10.

     (b) A Participant's Payroll deductions shall be credited to his or her account under this Plan. Except as provided in Section 5(c), a Participant may not make any additional payments into his or her account.

     (c) A Participant may increase or reduce his or her Payroll deductions by any whole percentage (but not above 15% nor below 1%) at any time during an Offering Period, effective 15 days after the Participant files with the Administrator a new subscription agreement authorizing the change.

     7.   Purchase Rights.
          ---------------

     (a)  Grant of Purchase Rights.  On the Offering Date of each Offering
          ------------------------
Period, the Participant shall be granted a Purchase Right to purchase during the Offering Period the number of shares of Common Stock determined by dividing (i) $25,000 multiplied by the number of (whole or part) calendar years in the Offering Period by (ii) the fair market value of a share of Common Stock on the Offering Date.

     (b)  Terms of Purchase Rights.  Except as otherwise determined by the
          ------------------------
Administrator, each Purchase Right shall have the following terms:

     (i) The per-share price of the shares subject to a Purchase Right shall be 85% of the lower of the fair market values of a share of Common Stock on (a) the Offering Date on which the Purchase Right was granted and
          (b) the Purchase Date. The fair market value of the Common Stock on a given date shall be the closing price as reported in the Wall Street Journal; provided, however, that if there is no public trading of the
                   --------  -------
          Common Stock on that date, then fair market value shall be determined by the Administrator in its discretion.

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     (ii)  Payment for shares purchased by exercise of Purchase Rights shall be made only through Payroll deductions under Section 6 and amounts paid into this Plan under Section 5(c).

     (iii) Upon purchase or disposition of shares acquired by exercise of a Purchase Right, the Participant shall pay, or make provisions satisfactory to the Administrator for payment of, all tax (and similar) withholdings that the Administrator determines, in its discretion, are required due to the acquisition or disposition, including without limitation any such withholding that the Administrator determines in its discretion is necessary to allow the Company and its Subsidiaries to claim tax deductions or other benefits in connection with the acquisition or disposition.

     (iv) During his or her lifetime, a Participant's Purchase Right is exercisable only by the Participant.

     (v) Purchase Rights will in all respects be subject to the terms and conditions of the Plan, as interpreted by the Administrator from time to time.

     8. Purchase Dates; Purchase of Shares; Refund of Excess Cash.
        ---------------------------------------------------------

     (a) The Administrator shall establish one or more Purchase Dates for each Offering Period. Unless otherwise determined by the Administrator, the last trading day of each March, June, September, and December in an Offering Period shall be a Purchase Date.

     (b) Except as otherwise determined by the Administrator, and subject to subsection (c), below, each then-outstanding Purchase Right shall be exercised automatically on each Purchase Date, following addition to the Participant's account of that day's Payroll deductions, to purchase the maximum number of full shares of Common Stock at the applicable price using the Participant's accumulated Payroll deductions.

     (c) The shares purchased upon exercise of a Purchase Right shall be deemed to be transferred to the Participant on the Purchase Date.





     9. Registration and Delivery of Share Certificates.
        -----------------------------------------------

     (a) Shares purchased by a Participant under this Plan will be registered in the name of the Participant, or in the name of the Participant and his or her spouse, or in the name on the Participant and joint tenant(s) (with right of survivorship), as designated by the Participant.

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     (b) As soon as administratively feasible after each Purchase Date, the
Company shall deliver to the Participant a certificate representing the shares purchased upon exercise of a Purchase Right. If approved by the Administrator in its discretion, the Company may instead (i) deliver a certificate (or equivalent) to a broker for crediting to the Participant's account or (ii) make a notation in the Participant's favor of non-certificated shares on the Company's stock records.

     10. Withdrawal; Termination or Transfer of Employment.
         -------------------------------------------------

     (a) A Participant may withdraw all, but not less that all, the Payroll deductions credited to his account under this Plan before a Purchase Date by giving written notice to the Administrator, in a form the Administrator prescribes from time to time, at least 15 days before the Purchase Date, Payroll deductions will then cease as to the Participant, no purchase of shares will be made for the Participant on the Purchase Date, and all Payroll deductions then credited to the Participant's account will be refunded promptly.

     (b) Except as provided in subsection (c), upon termination of a Participant's Continuous Employment for any reason, including retirement or death, all Payroll deductions credited to the Participant's account will be promptly refunded to the Participant or, in the case of death, to the person or persons entitled thereto under Section 14, and the Participant's Purchase Right will automatically terminate.

     (c) If a Participant's Continuous Employment is terminated because of a transfer of employment to the Company or any Subsidiary of the Company other than a Participating Subsidiary, then (i) the Participant's participation in this Plan shall terminate on the earlier of the next offering date under the IntraLinks Plan and such other date on which the Participant becomes a participant in the IntraLinks Plan, (ii) the successor employer shall remit directly to the Participating Subsidiary the percentage of the Participant's Payroll most recently designated to the Administrator pursuant to Section 6, and such remittances shall by treated as Payroll deductions of the Participant for purposes of this Plan, and (iii) funds then credited to such Participant's Payroll withholding account shall be applied to the purchase of whole shares of Common Stock at the next Purchase Date, any funds remaining after such purchase shall paid to the Participant as soon as practicable thereafter.

     (d) A Participant's withdrawal from an offering will not affect the Participant's eligibility to participate in a succeeding offering or in any similar plan that may be adopted by the Company.

     11. Use of Funds; No Interest.
         -------------------------

     Amounts withheld from Participants under this Plan shall constitute general funds of the Participating Subsidiary, may be used for any corporate purpose, and need not be segregated from other funds. No interest shall accrue on a Participant's Payroll deductions.

     12. Number of Shares Reserved.
         -------------------------

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     (a)  The following numbers of shares of Common Stock are reserved for issuance under this Plan, and such number may be issued at any time before termination of this Plan:

     (i) Beginning the date of approval of this Plan by the stockholders of the Company, 200,000 shares of Common Stock; and

     (ii) Beginning the first business day of each calendar year starting January 1, 2001 or after, the least of an additional (a) 50,000 shares of Common Stock, (b) 0.25% of the outstanding shares of capital stock of the Company on such date, and (c) an amount determined by the Board.

     (b) If the total number of shares that would otherwise be subject to Purchase Rights granted on an Offering Date exceeds the number of shares then available under this Plan (after deduction of all shares for which Purchase Rights have been exercised or are then exercisable), the Administrator shall make a pro-rata allocation of the available shares in a manner that it determines to be as uniform and equitable as practicable. In such event, the Administrator shall give written notice of the reduction and allocation to each Participant.


     13.  Administration.
          --------------

     (a) This Plan shall be administered by the Board or by such directors, officers, and employees of the Company as the Board may select from time to time (the "Administrator"). All costs and expenses incurred in administering this Plan shall be paid by the Company or the Participating Subsidiary, provided that any taxes applicable to an Employee's participation in this Plan may be charged to the Employee. The Administrator may make such rules and regulations as it deems necessary to administer this Plan and to interpret any provision of this Plan. Any determination, decision, or action of the Administrator in connection with the construction, interpretation, administration, or application of this Plan or any right granted under this Plan shall be final, conclusive, and binding upon all persons, and no member of the Administrator shall be liable for any such determination, decision, or action made in good faith.

     (b) The Administrator may, in its discretion, provide for variances from the terms of this Plan to take into account special circumstances (such as foreign legal restrictions) affecting the employees, or any individual employee, of a Participating Subsidiaries.

     14.  Designation of Beneficiary.
          --------------------------

     (a) A Participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Participant's account under this Plan in the event of the Participant's death.

     (b) A designation of beneficiary may be changed by the Participant at any time by written notice. In the event of the death of a participant, and in the absence of a beneficiary

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validly designated under this Plan who is living at the time of the
Participant's death, the Administrator shall deliver such shares and/or cash to the executor or administrator of the Participant's estate, or if no such executor or administrator has been appointed (to the Administrator's knowledge), the Administrator, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant or, if no spouse, dependent, or relative is known to the Administrator, then to such other person as the Administrator may designate.

     15.  Transferability.
          ---------------

     Neither Payroll deductions credited to a Participant's account nor any rights with regard to the exercise of a Purchase Right or to receive shares under this Plan may be assigned, transferred, pledged, or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 14) by the Participant. Any such attempt at assignment, transfer, pledge, or other disposition shall be without effect, except that the Administrator may treat such act as an election to withdraw funds in accordance with Section 10.

     16.  Reports.
          -------

     Individual accounts will be maintained for each Participant in this Plan. Statements of account will be given to participating Employees promptly following each Purchase Date, setting forth the amounts of Payroll deductions, per-share purchase price, number of shares purchased, and remaining cash balance, if any.

     17.  Adjustments upon Changes in Capitalization.
          ------------------------------------------

     (a) Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each unexercised Purchase Right and the number of shares of Common Stock covered by each unexercised Purchase Right and the number of shares of Common Stock authorized for issuance under this Plan but not yet been placed under a Purchase Right (collectively, the "Reserves"), as well as the price per share of Common Stock covered by each unexercised Purchase Right, shall be proportionately adjusted for any change in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any change in the number of shares of Common Stock effected without receipt of consideration by the Company (not counting shares issued upon conversion of convertible securities of the Company as "effected without receipt of consideration"). Such adjustment shall made by the Board and shall be final, binding, and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no consequent adjustment shall be made with respect to, the number or price of shares of Common Stock subject to a Purchase Right.

     (b) In the event of the proposed dissolution or liquidation of the Company, the then-current Offering Period will terminate immediately before the consummation of the proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the Company's assets, or the merger of the Company with or into another

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
corporation (if the Company's stockholders own less than 50% of the total outstanding voting power in the surviving entity or a parent of the surviving entity after the merger), each Purchase Right under this Plan shall be assumed or an equivalent purchase right shall be substituted by the successor corporation or a parent or subsidiary of the successor corporation, unless the successor corporation does not agree to assume the Purchase Rights or to substitute equivalent purchase rights, in which case the Board may accelerate the exercisability of Purchase Rights and allow Purchase Rights to be exercisable as to shares as to which they would not otherwise be exercisable, on terms and for a period that the Board determines in its discretion. To the extent that the Board accelerates exercisability of Purchase Rights as described above, it shall promptly so notify all Participants in writing.

     (c) The Board may, in its discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding Purchase Right, if the Company effects one or more reorganizations, recapitalizations, rights offerings, or other increases or reductions of shares of its outstanding Common Stock, or if the Company consolidates with or merges into any other corporation, in a transaction not otherwise covered by this
Section 17.

     18.  Amendment or Termination.
          ------------------------

     (a) The Board may at any time terminate or amend this Plan. No Amendment may be made without prior approval of the stockholders of the Company if it would increase the number of shares that may be issued under this Plan.

     (b) The Board may elect to terminate any or all outstanding Purchase Rights at any time, except to the extent that exercisability of such Purchase Rights has been accelerated pursuant to Section 17(b). If this Plan is terminated, the Board may also elect to terminate Purchase Rights upon completion of the purchase of shares on the next Purchase Date or to permit Purchase Rights to expire in accordance with their terms (with participation to continue through such expiration dates). If Purchase Rights are terminated before expiration, any funds contributed to this Plan that have not been used to purchase shares shall be refunded to Participants as soon as administratively feasible.

     19.  Notices.
          -------

     All notices or other communications by a Participant to the Company or the Administrator under or in connection with this Plan shall be deemed to have been duly given when received in the form specified by the Administrator at the location, or by the person, designated by the Administrator for that purpose.

     20.  Stockholder Approval.
          --------------------

     This Plan shall be submitted to the stockholders of the Company for their approval within 12 months after the date this Plan is adopted by the Board.

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

     21.  Conditions upon Issuance of Shares.
          ----------------------------------

     (a) Shares shall not be issued with respect to a Purchase Right unless the exercise of the Purchase Right and the issuance and delivery of the shares complies with all applicable provisions of law, domestic or foreign, including without limitation the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel of the Company with respect to such compliance.

     (b) As a condition to the exercise, the Company may require a person exercising a Purchase Right to represent and warrant at the time of exercise that the shares are purchased only for investment and without any present intention to sell or distribute the shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

     22.  Term of Plan.
          ------------

     This Plan shall become effective upon the earlier of adoption by the Board or approval by the stockholders of the Company as described in Section 20. It shall continue in effect for a term of 20 years unless terminated earlier under
Section 18.

     23.  Glossary.  The following definitions apply for purposes of this Plan:
          --------

     (a)  "Administrator" means the Board or the persons appointed by the Board
           -------------
to administer this Plan pursuant to Section 13.

     (b)  "Board" means the Board of Directors of the Company.
           -----

     (c)  "Code" means the Internal Revenue Code of 1986, as amended.
           ----

     (d)  "Common Stock" means the Common Stock of the Company.
           ------------

     (e)  "Company" means IntraLinks Inc., a Delaware corporation.
           -------

     (f)  "Continuous Employment" means the absence of any interruption or
           ---------------------
termination of service as an Employee. Continuous Employment shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company, provided that either (i) the leave does not exceed 90 days or
(ii) re-employment upon expiration of the leave is guaranteed by contract or statute.

     (g)  "Employee" means any person, including an officer, who is customarily
           --------
employed for at lease 20 hours per week and five months per year by a Participating Subsidiary. Whether an individual qualifies as an Employee shall be determined by the Administrator, in its sole

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

discretion, by reference to Section 3401(c) of the Code and the regulations promulgated thereunder; unless the Administrator makes a contrary determination, the Employees of the Participating Subsidiary shall, for all purposes of this Plan, be those individuals who satisfy the customary employment criteria set forth above and are carried as employees by the Participating Subsidiary for regular payroll purposes.

     (h)  "IntraLinks Plan" means the IntraLinks Inc. Employee Stock Purchase
           ---------------
Plan.

     (i)  "Offering Date" means the first business day of an Offering Period.
           -------------

     (j)  "Offering Period" means a period established by the Administrator
           ---------------
pursuant to Section 4 during which Payroll deductions are accumulated from Participants and applied to the purchase of Common Stock.

     (k)  "Participant" means an Employee who has elected to participate in this
           -----------
Plan pursuant to Section 5.

     (l)  "Participating Subsidiary" means a Subsidiary designated by the Board
           ------------------------
to participate in this Plan. The Board may make such designations from time to time in its sole discretion and may also in its sole discretion terminate a Subsidiary's participation in this Plan at any time.

     (m)  "Payroll" means all regular, straight-time gross earnings, exclusive
           -------
of payments for overtime, shift premium, incentive compensation or payments, bonuses, and commissions.

     (m)  "Plan" means this IntraLinks Inc. International Employee Stock
           ----
Purchase Plan.

     (n)  "Purchase Date" means such business days during each Offering Period
           -------------
as may be established by the Administrator for the purchase of Common Stock pursuant to Section 8.

     (o)  "Purchase Right" means a right to purchase Common Stock granted
           --------------
pursuant to Section 7.

     (p)  "Subsidiary" means, from time to time, any corporation, domestic or
           ----------
foreign, of which not less than 50% of the voting shares are held by the Company or another Subsidiary of the Company.

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